UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

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☒	Soliciting Material Pursuant to §240.14a-12

PRE-PAID LEGAL SERVICES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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For Immediate Release	Company	Randy Harp
Thursday, May 12, 2011	Contact:	(580) 436-1234

Pre-Paid Legal Announces Record Date and Special Meeting Date

ADA, OK, May 12, 2011 - Pre-Paid Legal Services, Inc. (NYSE: PPD, “Pre-Paid” or the “ Company”) announced the record date and meeting date for a special meeting of its shareholders to consider and vote upon the proposal to adopt the previously announced definitive merger agreement, dated January 30, 2011, among the Company, MidOcean PPL Holdings Corp. (“Parent”) and PPL Acquisition Corp. (the “Merger Agreement”).

The Company’s shareholders of record at the close of business on Friday, May 13, 2011 will be entitled to receive notice of the special meeting and to vote at the special meeting. The special meeting will be held at 1:00 p.m., Central time, on June 21, 2011 at the Company’s corporate headquarters, One Pre-Paid Way, Ada, Oklahoma.

The closing of the transaction is subject to certain terms and conditions customary for transactions of this type, including receipt of shareholder and regulatory approvals. The Company currently anticipates consummating the transaction on or before July 31, 2011.

About Pre-Paid Legal Services, Inc.
We believe our products are one of a kind, life events legal service plans. Our plans provide for legal service benefits provided through a network of independent law firms across the U.S. and Canada, and include unlimited attorney consultation, will preparation, traffic violation defense, automobile-related criminal charges defense, letter writing, document preparation and review and a general trial defense benefit. We have an identity theft restoration product we think is also one of a kind due to the combination of our identity theft restoration partner and our provider law firms. More information about our products and us can be found at our homepage at www.prepaidlegal.com.

Forward-Looking Statements
This press release contains statements that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the current expectations and beliefs of the Company and are subject to a number of risks, uncertainties and assumptions that could cause actual results to differ materially from those described in the forward-looking statements. Any statements that are not statements of historical fact (such as statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should be considered forward-looking statements. Among others, the following risks, uncertainties and other factors could cause actual results to differ from those set forth in the forward-looking statements: the risk that the merger may be delayed or may not be consummated; the risk that the Merger Agreement may be terminated in circumstances that require us to pay a termination fee of $21.5 million; the risk that if Parent breaches the Merger Agreement, the maximum amount the Company could recover from Parent is $50 million; risks related to the diversion of management’s attention from our ongoing business operations; risks regarding the failure of Parent to obtain the necessary financing to complete the merger; the effect of the announcement of the proposed merger or operational activities taken in anticipation of the merger on our business relationships (including, without limitation, employees, members, associates and provider law firms), operating results and business generally; the outcome of any legal proceedings that have been or may be instituted against us related to the Merger Agreement; the amount of the costs, fees, expenses and charges related to the merger; and risks related to obtaining the requisite consents to the merger, including, without limitation, the timing (including possible delays) and receipt of regulatory approvals from various governmental entities (including any conditions, limitations or restrictions placed on these approvals) and the risk that one or more governmental entities may deny approval.

Additional risk factors that may affect future results are contained in our filings with the SEC, including our Annual Report on Form 10-K for the year ended December 31, 2010 and Quarterly Report on Form 10-Q for the quarter ended March 31, 2011, which are available at the SEC’s website www.sec.gov. Because forward-looking statements involve risks and uncertainties, actual results and events may differ materially from results and events currently expected by the Company. The Company expressly disclaims any obligation or undertaking to update or revise any forward-looking statements contained herein to reflect any change of expectations with regard thereto or to reflect any change in events, conditions or circumstances.

Additional Information and Where to Find It:
In connection with the special meeting, the Company has filed with the SEC a preliminary proxy statement. When completed, a definitive proxy statement and a form of proxy will be mailed to the Company’s shareholders. BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT REGARDING THE MERGER CAREFULLY AND IN ITS ENTIRETY BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. The Company’s shareholders will be able to obtain, without charge, a copy of the definitive proxy statement (when available) and other relevant documents filed with the SEC from the SEC’s website at www.sec.gov. The Company’s shareholders will also be able to obtain, without charge, a copy of the definitive proxy statement and other relevant documents (when available) by directing a request by mail or telephone to the Company, Attn: Randy Harp, One Pre-Paid Way, Ada, Oklahoma 74820, telephone: (580) 436-1234, or from the investor relations section of the Company’s website, www.prepaidlegal.com/newCorp2/investor/investor_home.html.

The Company and its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the Company’s shareholders with respect to the special meeting of shareholders that will be held to consider the merger. Information about the Company’s directors and executive officers and their ownership of the Company’s common stock is set forth in the proxy statement for the Company’s 2010 Annual Meeting of Shareholders, which was filed with the SEC on March 30, 2010. Shareholders may obtain additional information regarding the interests of the participants in the solicitation by reading the proxy statement and other relevant documents regarding the merger and the special meeting.

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